UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 11, 2018
TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware            1-12235                 51-0347963
(State or other jurisdiction of                    (IRS Employer Identification
incorporation)    (Commission File Number)         No.)

899 Cassatt Road, Suite 210                      19312
Berwyn, Pennsylvania                    (Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 11, 2018, at the Annual Meeting of Stockholders for 2018 (the “Annual Meeting”), the stockholders of Triumph Group, Inc. (the “Company”) voted to approve, among other things, the new Triumph Group, Inc. 2018 Equity Incentive Plan (the “Plan”). The vote for approval of the Plan is set forth below under Item 5.07 and incorporated herein by reference.
The Plan is incorporated by reference in this Current Report on Form 8-K and into this Item.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on July 11, 2018. The total number of shares represented at the Annual Meeting in person or by proxy was 47,206,555 of the 49,719,481 shares of common stock outstanding and entitled to vote at the Annual Meeting.
The following matters were voted on at the Annual Meeting:

1.
Election of Directors. The following nominees were elected as directors of the Company for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified. The stockholder votes were as follows:

	Number of Votes
Candidate	For	Against	Abstain	Broker Non-Votes
Paul Bourgon	41,558,832	1,265,416	21,477	4,360,830
Daniel J. Crowley	41,731,318	829,701	284,706	4,360,830
Ralph E. Eberhart	41,037,688	1,788,090	19,947	4,360,830
Daniel P. Garton	41,899,827	924,162	21,736	4,360,830
Dawne S. Hickton	41,176,932	1,647,110	21,683	4,360,830
William L. Mansfield	41,372,584	1,451,443	21,698	4,360,830
Adam J. Palmer	41,420,160	1,404,470	21,095	4,360,830
Joseph M. Silvestri	41,239,533	1,575,558	30,634	4,360,830
Larry O. Spencer	41,693,604	1,131,407	20,714	4,360,830

2.	Say on Pay. The stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers for fiscal year 2018. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
39,561,161	2,908,341	376,223	4,360,830

3.	Approval of the Triumph Group, Inc. 2018 Equity Incentive Plan. The stockholders approved the 2018 Equity Incentive Plan. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
39,187,725	3,624,206	33,794	4,360,830

4.
Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. The stockholder votes were as follows:

For	Against	Abstain
46,516,412	666,363	23,780

5.
Stockholder Proposal. The stockholders rejected the stockholder proposal to reduce the threshold to call special stockholder meetings to 10% of outstanding shares. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
15,650,266	27,149,901	45,558	4,360,830

Item 9.01 Financial Statements and Exhibits.
Exhibit No. Description
10.1    Triumph Group, Inc. 2018 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on June 4, 2018).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 13, 2018                    TRIUMPH GROUP, INC.

By: /s/ John B. Wright, II
John B. Wright, II
Senior Vice President, General
Counsel and Secretary